UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2009

Item 1. Report to Stockholders.


Calvert First Government
Money Market Fund

Annual Report

December 31, 2009

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TABLE OF CONTENTS
2	President's Letter
5	Portfolio Management Discussion
8	Shareholder Expense Example
10	Report of Independent Registered Public Accounting Firm
11	Statement of Net Assets
14	Statement of Operations
15	Statements of Changes in Net Assets
17	Notes to Financial Statements
23	Financial Highlights
27	Explanation of Financial Tables
29	Proxy Voting and Availability of Quarterly Portfolio Holdings
30	Basis for Board's Approval of Investment Advisory Contract
33	Trustee and Officer Information Table

[photo]

Barbara Krumsiek
Calvert CEO and President

Dear Shareholder:

In a year of dramatic reversals, the global financial markets staged a remarkable recovery in 2009, coming back from the brink of collapse thanks to unprecedented rescue measures by governments and central banks around the world. In the U.S., aggressive fiscal and monetary policies, including a target federal funds interest rate near zero percent, seemed to hit their mark. By year-end, we saw a more stable economy and surprisingly robust markets.

The year opened with most markets worldwide moving steadily lower in response to the burgeoning credit crisis and continued global economic malaise. In the U.S., investors abandoned any type of investment perceived to have credit or liquidity risk, instead favoring Treasuries, CDs, and money-market funds, despite their low yields.

Fixed-Income Markets Finish Strong in 2009

As the year progressed, however, investor sentiment increasingly shifted from risk aversion to an appetite for securities with higher yield and total-return potential, fueling rallies in many sectors of the bond market, stocks, and commodities.

Municipal bonds ended the year with one of their biggest 12-month gains on record, with the Barclays Capital Municipal Bond Index up 12.91% for 2009. Returns for money-market funds remained relatively flat, reflecting the fact that the Federal Reserve (Fed) held its short-term benchmark interest rate at 0% to 0.25%. Corporate bonds staged a dramatic rally in 2009. In fact, the year's biggest gainers in the U.S. markets were high-yield corporate bonds, which were up 57.51% as measured by the BofA Merrill Lynch High Yield Master II Index. Treasuries, which had positive returns in 2008, ended 2009 in negative territory.

Our Fund Strategies

The shifting market scenario in 2009 presented both challenges and opportunities for Calvert's fixed-income funds. Our tax-exempt municipal strategies were conservatively positioned in 2009 and as a result struggled versus their benchmarks due to their short relative durations and higher credit quality. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) During the 12-month period, lower-quality securities outperformed higher-quality issues and the shape of the municipal yield curve provided longer-maturity securities with a significant yield advantage over shorter maturities. Calvert money-market funds produced returns close to their benchmarks, although absolute yield levels throughout the money-market industry were at historic lows.

In August, we introduced Calvert Tax-Free Bond Fund, merging three of Calvert's tax-advantaged fixed-income portfolios into this Fund.1 Led by veteran Calvert municipal bond fund manager Tom Dailey, Calvert Tax-Free Bond Fund's investment strategy is relatively free of maturity and geographic restrictions, providing investment flexibility across the entire range of municipal market securities and the yield curve. Over the long term, we believe that this expanded strategy will prove rewarding for our tax-free Fund shareholders.

Out of the Woods, but Challenges Remain

Despite the heady market gains of 2009, an undercurrent of caution remains as investors reassess the markets and the outlook for continued economic recovery. Substantial amounts of savings and retirement assets remain parked in money market funds and other very conservative investments. 2

We believe this caution is not entirely misplaced. Looking ahead, while economic recovery appears to be on track, substantial challenges remain. The jobless rate is still high, the housing and credit markets remain weak, and consumer spending is still sluggish. Governments at all levels are facing major fiscal challenges and budget deficits. Credit-quality concerns in Dubai and Greece have raised questions about the credit quality of the sovereign debt of other countries as well.

On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Fed and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

One of the pivotal questions investors now face is how the markets and economy will respond when the government removes the unprecedented amounts of fiscal and monetary stimulus from the system. As part of a program that is scheduled to stop by the end of March 2010, for example, the federal government bought the majority of the new mortgage-backed bonds that Fannie Mae and Freddie Mac issued in 2009.

On the positive side, the housing market appears to have bottomed, businesses have trimmed inventories and are positioned for future growth, and banks are better capitalized and generally stronger. These factors, combined with the Fed's pledge to keep interest rates low for "an extended period," should, in our opinion, help stabilize the economic recovery.

Stay Current with Your Financial Advisor

As we move from the worst recession in 50 years toward economic recovery, we believe that a flexible investment strategy and rigorous credit research--hallmarks of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

In view of the market's volatility over the past two years, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Discuss your current fixed-income allocations with your advisor to ensure that they are well-diversified and appropriate given your financial goals and investment time horizon.

We encourage you to visit our award-winning web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

/s/Barbara J. Krumsiek

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2010

1. On July 31, 2009, Calvert Tax-Free Reserves (CTFR) Limited-Term Portfolio, CTFR Vermont Municipal Portfolio, and Calvert National Municipal Intermediate Fund merged into Calvert Tax-Free Bond Fund, which was formerly called CTFR Long-Term Portfolio.

2. The Wall Street Journal, "U.S. Resuscitated the Credit Markets, but Work Remains," January 4, 2010.

For more complete information on any Calvert Fund, call your advisor or visit our Web site for a prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

[photo]

Thomas A. Dailey
Portfolio Manager

Performance

For the one-year period ended December 31, 2009, Calvert First Government Money Market Fund (Class O shares) returned 0.13%, outperforming the 0.09% return for the Lipper U.S. Government Money Market Funds Average in a historically low-rate money market environment.

Investment Climate

In the early months of 2009, the U.S. markets and economy remained in trouble. In the first quarter, the economy contracted at its worst rate in 50 years and there was persistent consumer price deflation. Stocks fell and risk premiums on corporate bonds, which measure the difference in yield between corporate bonds and Treasuries with comparable maturities, reached new highs. Although money markets functioned better, the capital markets effectively were open only to government-guaranteed borrowers.

Worried policymakers went to work. In February, Congress passed stimulus legislation that contained programs designed to support credit markets. In March, the Federal Reserve (Fed) announced it would purchase large amounts of government bonds as well as restart the market for loan securitization. The Federal Deposit Insurance Corporation (FDIC) program that guaranteed debt issued by commercial banks kept the bond market open for bank borrowers. In April, the Treasury Department started a program to support municipal bond issuance, Build America Bonds. In early May, the government announced the results of its bank capital stress test results, and Troubled Asset Relief Program (TARP) money continued to flow. The combination of passing panic and unprecedented government support allowed the economy and capital markets to reach a bottom.

The remainder of the year featured the beginning of economic recovery and unclogged debt markets for corporate borrowers and municipalities. Interest rates on corporate and municipal bonds fell, and borrowers accessed the market in large volume. The volume of municipal debt issuance in 2009 was the second-highest of any year on record. There were big rallies in stocks, corporate and municipal bonds, and commodities, which all had performed poorly in 2008. Government bonds, the big winners in 2008, underperformed in 2009, with Treasuries posting losses.The 10-year Treasury note's yield rose 1.58 percentage points to 3.83% at the end of the year.

Money-market rates remained yoked to the federal funds rate at near zero percent. Once the panic passed and the rally gained strength, investors with higher tolerance for risk moved out of money markets into riskier asset classes and helped further fuel the rally. Housing prices showed signs of bottoming as housing inventory levels fell. Household net worth started to recover. The economy grew in the second half of 2009, and economists predict that headline consumer price deflation has ended.1

Portfolio Strategy

In seeking our goals of principal preservation and liquidity, we primarily invest in a combination of fixed- and variable-rate securities issued by the U.S. Treasury and government-related agencies with various maturities as long as one year. Our use of variable-rate demand notes (most of which reset to market rates weekly) provides the Fund with much desired liquidity and has historically provided a competitive level of income in relation to other government money market securities, while preserving principal.

While money market rates fell to historic lows during the year, our strategy performed well. Our Fund, like all money market funds, is subject to stringent guidelines, which were established under the Investment Company Act of 1940 and influence credit quality, maturity, and liquidity standards for money-market funds. Calvert also applies additional diversification guidelines designed to further limit risk.

Outlook

Looking ahead, in 2010 the withdrawal of some of the massive government stimulus will challenge the markets and economy. Severe financial crises can take years to resolve. Banks are weak, lending is tight, and the entire economy is weighed down by too much debt. Mindful of history, policymakers will be very careful not to withdraw stimulus too fast and cut the recovery short. That said, in the first half of 2010, the Fed plans to complete the closing of credit market support programs and facilities and to drain some of the swollen monetary base. If the economy continues to recover after these actions, the next step would be an increase in the target federal funds rate.

The Federal Reserve has effectively nailed down short-term interest rates. As a result, money-market yields currently remain at historic lows. When the federal funds rate eventually does begin to increase, the variable-rate demand notes held by our Fund will react immediately, helping quickly to pass changes in short-term rates along to our investors.

Though money market rates have reached extremely low levels, the total net assets of both taxable and tax-exempt money markets in the industry were $3.261 trillion as of December 2009. This indicates that despite the current low yields, money-market investors continue to value the stability and liquidity that the money market has historically provided and suggests that investors value return of principal over return on principal.

January 2010
Investment Allocation (% of Total investments)

U.S. Government Agencies and Instrumentalities	59.8%

Variable Rate Demand Notes	36.0%

U.S. Treasury	4.2%
Total	100%

7-day simple/effective yield as of 12.31.09
Class O	0.01%/0.01%
Class B	0.01%/0.01%
Class C	0.01%/0.01%

Portfolio statistics weighted average maturity
12.31.09	50 days
12.31.08	56 days

Class O Average Annual total return as of 12.31.09
1 year	0.13%
5 year	2.76%
10 year	2.53%

Class B Average Annual total return as of 12.31.09
1 year	0.01%
5 year	1.70%
10 year	1.51%

Class C Average Annual total return as of 12.31.09
1 year	0.01%
5 year	1.69%
10 year	1.51%

Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Visit www.calvert.com for current performance data.

1. December Wall Street Journal Survey of Professional Forecasters.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees on Class B and C shares; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on Class B and C shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Class O
Actual	$1,000.00	$1,000.10	$2.41

Hypothetical	$1,000.00	$1,022.80	$2.44
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,000.10	$2.26

Hypothetical	$1,000.00	$1,022.94	$2.29
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,000.10	$2.38

Hypothetical	$1,000.00	$1,022.82	$2.41
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.48%, 0.45% and 0.47% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of First Variable Rate Fund for Government Income and
Shareholders of Calvert First Government Money Market Fund:

We have audited the accompanying statement of net assets of the Calvert First Government Money Market Fund (the Fund), the sole series of First Variable Rate Fund for Government Income, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert First Government Money Market Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

STATEMENT OF NET ASSETS
DECEMBER 31, 2009

	Principal
Variable Rate Demand Notes - 35.9%	Amount	Value
Baltimore Maryland MFH Revenue, 0.30%, 4/15/34,
LOC: Fannie Mae (r)	$2,400,000	$2,400,000
Chicago Illinois MFH Revenue, 0.29%, 7/1/29,
LOC: Freddie Mac (r)	3,900,000	3,900,000
Colorado State Housing and Finance Authority Revenue,
0.23%, 2/1/31, LOC: Fannie Mae (r)	2,450,000	2,450,000
Kansas State Development Finance Authority
MFH Revenue, 0.30%, 7/1/30, LOC: Freddie Mac (r)	3,600,000	3,600,000
Montgomery County Maryland Housing Opportunities
Commission Revenue, 0.18%, 8/1/15, LOC: Fannie Mae (r)	5,570,000	5,570,000
Nevada State Housing Division Revenue, 0.30%, 4/15/39,
LOC: Fannie Mae (r)	6,750,000	6,750,000
New York City New York Housing Development Corp.
MFH Revenue, 0.23%, 11/15/37, LOC: Fannie Mae (r)	3,345,000	3,345,000
New York State Housing Finance Agency Revenue:
0.23%, 11/15/29, LOC: Fannie Mae (r)	3,400,000	3,400,000
0.23%, 5/15/33, LOC: Fannie Mae (r)	3,700,000	3,700,000
0.25%, 5/15/33, LOC: Fannie Mae (r)	3,800,000	3,800,000
0.17%, 5/15/34, LOC: Fannie Mae (r)	4,100,000	4,100,000
0.25%, 5/15/38, LOC: Fannie Mae (r)	1,450,000	1,450,000
St. Louis Park Minnesota MFH Revenue, 0.23%, 8/1/34,
LOC: Freddie Mac (r)	7,292,000	7,292,000

Total Variable Rate Demand Notes (Cost $51,757,000)		51,757,000

U.S. Government Agencies
And Instrumentalities - 59.6%
Fannie Mae:
0.218%, 2/12/10 (r)	2,000,000	2,000,462
3.05%, 4/28/10	1,475,000	1,484,959
0.174%, 7/13/10 (r)	4,000,000	3,999,728
3.25%, 8/12/10	1,150,000	1,168,343
Fannie Mae Discount Notes, 3/1/10	2,000,000	1,997,189
Fannie Mae Interest Strip, 1/15/10	1,000,000	999,596
Federal Farm Credit Bank:
0.34%, 3/3/10 (r)	3,300,000	3,294,951
0.875%, 4/1/10	2,000,000	2,000,000

U.S. Government Agencies	Principal
And Instrumentalities - Cont'd	Amount	Value
Federal Farm Credit Bank (Cont'd):
0.164%, 7/8/10 (r)	$1,000,000	$1,000,000
0.632%, 11/24/10 (r)	5,000,000	5,000,637
Federal Home Loan Bank: 0.165%, 1/8/10 (r)	1,000,000	999,987
Zero Coupon, 1/13/10 (r)	5,000,000	4,999,975
3.75%, 1/29/10	1,180,000	1,182,628
0.61%, 2/4/10 (r)	5,000,000	5,000,000
1.00%, 2/5/10	1,000,000	1,000,000
0.204%, 2/10/10 (r)	1,000,000	1,000,047
1.00%, 2/18/10	500,000	499,960
0.235%, 2/19/10 (r)	5,000,000	4,999,658
0.75%, 2/19/10 (r)	2,000,000	2,000,000
1.05%, 2/23/10	2,000,000	1,999,704
1.00%, 2/26/10	1,000,000	1,000,000
0.141%, 3/26/10 (r)	1,750,000	1,749,333
0.875%, 4/15/10	2,000,000	1,999,942
0.56%, 6/11/10	1,495,000	1,494,751
2.75%, 6/18/10	2,500,000	2,527,576
0.60%, 6/21/10	1,800,000	1,799,941
0.56%, 6/22/10	1,000,000	999,682
3.375%, 8/13/10	1,000,000	1,016,803
STEP, 0.50% to 2/24/10, 0.75% thereafter to 8/24/10 (r)	1,000,000	1,000,000
0.50%, 10/5/10	1,500,000	1,500,000
0.48%, 10/25/10	2,000,000	2,000,383
Federal Home Loan Bank Discount Notes:
1/4/10	100,000	99,993
1/12/10	1,000,000	999,771
Freddie Mac:
2.875%, 4/30/10	1,354,000	1,362,501
4.50%, 7/6/10	2,208,000	2,254,347
Freddie Mac Discount Notes, 2/4/10	1,000,000	999,056
Overseas Private Investment Corp. VRDN:
0.16%, 11/15/13, GA: U.S. Government (r)	7,441,861	7,441,861
0.16%, 5/15/21, GA: U.S. Government (r)	9,000,000	9,000,000

Total U.S. Government Agencies and Instrumentalities
(Cost $85,873,764)		85,873,764

	Principal
U.S. Treasury - 4.1%	Amount	Value
United States Treasury Bills, 9/23/10	$4,000,000	$3,988,222
United States Treasury Notes, 2.875%, 6/30/10	2,000,000	2,022,021

Total U.S. Treasury (Cost $6,010,243)		6,010,243
TOTAL INVESTMENTS (Cost $143,641,007) - 99.6%	143,641,007
Other assets and liabilities, net - 0.4%		560,900
Net Assets - 100%		$144,201,907

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 138,012,967 shares outstanding		$138,022,590
Class B: 2,722,366 shares outstanding		2,722,522
Class C: 3,445,014 shares outstanding		3,445,230
Undistributed net investment income		11,565

Net Assets		$144,201,907

Net Asset Value Per Share
Class O: (based on net assets of $138,034,163)		$1.00
Class B: (based on net assets of $2,722,622)		$1.00
Class C: (based on net assets of $3,445,122)		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Explanation of Guarantees:

GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:

MFH: Multi-Family Housing
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

Net Investment Income
Investment Income:
Interest income	$1,471,979

Expenses:
Investment advisory fee	499,141
Transfer agency fees and expenses	246,453
Distribution plan expenses:
Class B	35,301
Class C	40,906
Trustees' fees and expenses	10,390
Accounting fees	31,816
Administrative fees:
Class O	480,090
Class B	8,825
Class C	10,226
Custodian fees	44,683
Registration fees	43,593
Reports to shareholders	32,673
Professional fees	21,784
Miscellaneous	62,154
Total expenses	1,568,035
Reimbursement from Advisor:
Class O	(227,874)
Class B	(54,015)
Class C	(57,352)
Fees paid indirectly	(6,383)
Net expenses	1,222,411

Net Investment Income	249,568

Realized Gain (Loss)
Net realized gain (loss) on investments	13,395

Increase (Decrease) in Net Assets
Resulting from Operations	$262,963

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$249,568	$4,387,388
Net realized gain	13,395	35,369

Increase (Decrease) in Net Assets
Resulting from Operations	262, 963	4,422,757

Distributions to shareholders from
Net investment income:
Class O shares	(276,242)	(4,328,099)
Class B shares	(1,386)	(28,295)
Class C shares	(608)	(28,960)
Total distributions	(278,236)	(4,385,354)

Capital share transactions:
Shares sold:
Class O shares	191,252,185	150,087,850
Class B shares	1,441,691	4,166,288
Class C shares	2,366,138	6,129,207
Reinvestment of distributions:
Class O shares	266,432	4,324,640
Class B shares	342	26,135
Class C shares	421	25,372
Shares redeemed:
Class O shares	(259,439,083)	(122,313,323)
Class B shares	(2,618,959)	(2,336,165)
Class C shares	(3,953,035)	(3,064,676)
Total capital share transactions	(70,683,868)	37,045,328

Total Increase (Decrease) in Net Assets	(70,699,141)	37,082,731

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
Net Assets	2009	2008
Beginning of year	$214,901,048	$177,818,317
End of year (including undistributed net investment
income of $11,565 and $40,233, respectively)	$144,201,907	$214,901,048

Capital Share Activity
Shares sold:
Class O shares	191,252,184	150,087,795
Class B shares	1,441,691	4,166,288
Class C shares	2,366,137	6,129,207
Reinvestment of distributions:
Class O shares	266,432	4,324,640
Class B shares	342	26,135
Class C shares	421	25,373
Shares redeemed:
Class O shares	(259,439,084)	(122,313,324)
Class B shares	(2,618,959)	(2,336,165)
Class C shares	(3,953,035)	(3,064,676)
Total capital share activity	(70,683,871)	37,045,273

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the year. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2009:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	--	$91,884,007	--	$91,884,007
Variable Rate Demand Notes	--	51,757,000	--	51,757,000
TOTAL	--	$143,641,007	--	$143,641,007

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Treasury's Guarantee Plan For Money Market Funds: The Fund elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protected shareholders of record on September 19, 2008 from losses if the Fund was unable to maintain a $1.00 net asset value. Covered shareholders would receive $1.00 per share upon liquidation of the Fund, subject to adjustment and the overall amount available to all money market funds participating in the Program. The Program terminated on September 18, 2009. The Fund bore the expense of its participation in the Program. For the initial three months of the Program, the participation fee was 0.01% of the Fund's net assets as of September 19, 2008. In March, the Treasury Department extended the program through September 18, 2009. For the extension of the Program (through April 30, 2009), the Fund made an extension payment of 0.015% of the Fund's net assets as of September 19, 2008. The Fund opted not to extend the Program beyond April 30, 2009.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $31,598 was payable at year end. In addition $25,327 was receivable at year end for reimbursement of operating expenses.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2010. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed expenses of $227,874, $45,553, and $51,570 during the year ended December 31, 2009 for Class O, B, and C shares, respectively.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $31,598 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $5,212 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $120,784 for the year ended December 31, 2009. Under terms of the agreement, $9,526 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2009, purchases and sales transactions were $181,082,000 and $183,415,000, respectively.

The tax character of dividends and distributions for the years ended December 31, 2009 and December 31, 2008 was as follows:
	2009	2008
Distributions paid from:
Ordinary income	$278,236	$4,385,354
Total	$278,236	$4,385,354

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:
Undistributed ordinary income	$11,565
Federal income tax cost of investments	$143,641,007

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification are the recharacterization of distributions and tax-exempt income.
Accumulated net realized gain (loss)	($ 13,395)
Paid-in capital	13,395

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had an outstanding loan balance of $44,779 at an interest rate of $1.42% at December 31, 2009. For the year ended December 31, 2009, borrowing information by the Fund under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$78,674	0.77%	$5,683,368	February 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2009	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.001	.024	.044
Distributions from
Net investment income	(.001)	(.024)	(.044)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.13%	2.42%	4.50%
Ratios to average net assets: A
Net investment income	.13%	2.39%	4.39%
Total expenses	.73%	.72%	.74%
Expenses before offsets	.61%	.72%	.74%
Net expenses	.61%	.71%	.71%
Net assets, ending (in thousands)	$138,034	$205,970	$173,834

	Years Ended
	December 31,	December 31,
Class O Shares	2006	2005
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.042	.025
Distributions from
Net investment income	(.042)	(.025)
Net asset value, ending	$1.00	$1.00
Total return*	4.33%	2.50%
Ratios to average net assets: A
Net investment income	4.24%	2.46%
Total expenses	.73%	.76%
Expenses before offsets	.73%	.76%
Net expenses	.71%	.75%
Net assets, ending (in thousands)	$172,003	$165,619

See notes to financial highlights.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class B Shares	2009	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.011	.031
Distributions from
Net investment income	**	(.011)	(.031)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	1.13%	3.17%
Ratios to average net assets: A
Net investment income	.03%	1.08%	3.08%
Total expenses	2.24%	2.25%	2.47%
Expenses before offsets	.71%	2.01%	2.02%
Net expenses	.71%	1.99%	2.00%
Net assets, ending (in thousands)	$2,723	$3,899	$2,043

	Years Ended
	December 31,	December 31,
Class B Shares	2006	2005
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.029	.012
Distributions from
Net investment income	(.029)	(.012)
Net asset value, ending	$1.00	$1.00
Total return*	2.99%	1.25%
Ratios to average net assets: A
Net investment income	2.95%	1.15%
Total expenses	2.51%	2.45%
Expenses before offsets	2.02%	2.01%
Net expenses	2.00%	2.00%
Net assets, ending (in thousands)	$1,782	$2,048

See notes to financial highlights.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2009	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.011	.031
Distributions from
Net investment income	**	(.011)	(.031)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	1.10%	3.17%
Ratios to average net assets: A
Net investment income	.01%	1.04%	3.08%
Total expenses	2.14%	2.21%	2.58%
Expenses before offsets	.74%	2.01%	2.02%
Net expenses	.74%	1.99%	2.00%
Net assets, ending (in thousands)	$3,445	$5,031	$1,941

	Years Ended
	December 31,	December 31,
Class C Shares	2006	2005
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.029	.012
Distributions from
Net investment income	(.029)	(.012)
Net asset value, ending	$1.00	$1.00
Total return*	2.98%	1.24%
Ratios to average net assets: A
Net investment income	2.92%	1.20%
Total expenses	2.83%	2.74%
Expenses before offsets	2.02%	2.01%
Net expenses	2.00%	2.00%
Net assets, ending (in thousands)	$1,022	$1,320

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year.

** Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund's performance was above the median of its peer group for the one-, three- and five-year periods ended June 30, 2009. The data also indicated that the Fund outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2009. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account contractual expense reimbursements) was below the median of its peer group and that total expenses (net of contractual expense reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund's Class B and Class C shares and its decision to voluntarily reimburse a portion of the expenses for the Fund's Class O, Class B and Class C shares. The Board also took into account management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor reimbursed expenses of the Fund's Class O, Class B and C shares. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board noted that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Fund's assets increased. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 61	Trustee	1976 (CTFR - 1980)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 61	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 61	Trustee	1976 (CTFR - 1980)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 64	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 57	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Trustee & Chair	1976 (CTFR - 1980)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, within the exception of Mr. Silby whose address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI).You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/09
	$	%*	$	% *

(a) Audit Fees	$16,500	0%	$15,675	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$2,997	0%	$2,843	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$19,497	0%	$18,518	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/09
$	%*	$	% *
$25,500	0%*	$4,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: March 4, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: March 4, 2010